Note 13 - Preferred Stock	3 Months Ended
Mar. 31, 2014
Disclosure Text Block Supplement [Abstract]
Preferred Stock [Text Block]

13.           PREFERRED STOCK

Preferred stock transactions

Effective February 18, 2014, the Company entered into a Securities Purchase Agreement with the primary Series A Preferred stockholder whereby the Company agreed to purchase 10,398,750 shares of Preferred Stock of the Company held by such stockholder (consisting of 4,560,000 shares of Series A Preferred Stock and 5,838,750 shares of Series B Preferred Stock) for a total purchase price of approximately $2,184,000. The Company agreed to pay the purchase price in the following manner: (i) pay a non-refundable $40,000 deposit on date of execution of the Purchase Agreement; (ii) pay a non-refundable payment of $40,000 on or before March 15, 2014; and (iii) issue Seller an amortizing promissory note on April 1, 2014, with a principal sum of $2,104,000 for the remaining balance of the Purchase Price, with an interest rate of 8% and a maturity date of May 1, 2015. The Purchase Price was satisfied and the conditions were met, and the transaction closed on April 1, 2014. The note will be repaid via 50% of proceeds raised from a planned common stock offering, along with minimum cash payments of $40,000 per month, with the remaining principal due in May 2015.

As part of the Securities Purchase Agreement, the stockholder agreed to the following: (i) waiver of dividends due on its Series A Preferred due on April 1, 2014 on the closing date of the Purchase Agreement, (ii) issuance of a proxy to Company to vote on matters submitted to holders of the Company’s Series A Preferred and Series B Preferred Stock until April 1, 2014, and (iii) entry into a lock up agreement to restrict the sale of its holdings of common stock of the Company during the periods provided therein. In addition, the Company agrees to commence the process to conduct a rights offering to sell shares of its common stock to existing shareholders, and a portion of the proceeds from such offering will be used for payment on the note as is set forth therein.

The primary Series A Preferred stockholder also agreed to reduce its dividend payable on January 1, 2014 by 50% and accepted a promissory note bearing interest at 8% for the remaining half of the dividend, or $46,613, payable in cash in May 2015.

On February 20, 2014, we entered into a Conversion Agreement with Daybreak Special Situations Master Fund, LTD., (“Daybreak”), the other holder of our Series A Preferred Stock with Vision, whereby Daybreak converted its 260,000 shares of Series A Preferred Stock of the Company into 260,000 shares of common stock of the Company. In consideration for such conversion, the Company delivered the following to Daybreak: (i) $10,000 in cash and (ii) a put option for 60,000 shares of common stock of the Company, in which Daybreak has the right to require the Company to purchase such shares at $.25 during the 90 day period following the closing of the transaction, as set forth in the Put Option Agreement that Daybreak and the Company entered into simultaneously with the Conversion Agreement.

Subsidiary preferred stock offering

During the first quarter of 2014, our subsidiary, Juhl Renewable Assets, commenced a new private sale of its Series A Preferred Stock with the intention of raising up to $3,000,000 for the acquisition of specific assets of comparable value, and for other purposes. Subsequent to March 31, 2014, Juhl Renewable Assets has raised an additional $375,000 of its Series A preferred stock from this private sale.